UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 90549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

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[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

ADVAXIS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	[ ]	Fee paid previously with preliminary materials:

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Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2019 Annual Meeting of Stockholders of Advaxis, Inc. will be held at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018, on February 21, 2019, at 10:00 a.m., Eastern Time, to consider and act upon the following:

1.	To elect six members to our Board of Directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, subject to their earlier resignation or removal.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 95,000,000 shares to 170,000,000 shares.

3.	To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by the Board of Directors within a specified range, without reducing the authorized number of shares of our common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders.

4.	To approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

5.	To consider and act upon an advisory (non-binding) vote on the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in future Proxy Statements for stockholder consideration.

6.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2019, which we refer to as fiscal 2019.

7.	Vote on one (1) stockholder proposal contained in the Proxy Statement accompanying this notice, if properly presented by the stockholder proponents at the meeting.

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our Proxy Statement and annual report to stockholders for the year ended October 31, 2018 can also be viewed online by following the instructions listed on our proxy card.

Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about January __, 2019. Instructions on how to obtain a paper copy of our Proxy Statement and annual report to stockholders for the year ended October 31, 2018 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”

If you choose to receive a paper copy of our Proxy Statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.

Holders of record of the Company’s common stock at the close of business on December 26, 2018 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing of this Notice of our 2019 Annual Meeting of Stockholders and the accompanying Proxy Statement and materials is on or about January __, 2019.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Molly Henderson
Chief Financial Officer and Corporate Secretary

Princeton, New Jersey

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 21, 2019.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED OCTOBER 31, 2018 ARE AVAILABLE AT HTTPS://WWW.PROXYVOTE.COM

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ADVAXIS, INC.

TABLE OF CONTENTS

Page

INFORMATION ABOUT THE ANNUAL MEETING	2

PROPOSAL NO. 1 ELECTION OF DIRECTORS	6

PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	7

PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO GRANT THE BOARD OF DIRECTORS AUTHORITY TO EFFECT A REVERSE STOCK SPLIT	8

PROPOSAL NO. 4 ADVISORY VOTE ON EXECUTIVE COMPENSATION	14

PROPOSAL NO. 5 ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTE	15

PROPOSAL NO. 6 RATIFY THE APPOINTMENT OF MARCUM LLP	16

PROPOSAL NO. 7 STOCKHOLDER PROPOSAL	19

OWNERSHIP OF SECURITIES	26

COMPENSATION OF OFFICERS AND DIRECTORS	30

OTHER MATTERS	37

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 21, 2019

This proxy statement is being made available via Internet access, beginning on or about January __, 2019, to the owners of shares of common stock of Advaxis, Inc. (the “Company,” “our,” “we,” or “Advaxis”) as of December 26, 2018, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for our 2019 Annual Meeting of Stockholders (the “Annual Meeting”). On or about January __, 2019, we sent an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail in prior years, you will not automatically receive by mail our Proxy Statement and annual report to stockholders for the year ended October 31, 2018. If you would like to receive a printed copy of our Proxy Statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.

INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Time, on February 21, 2019.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the offices of Goodwin Procter LLP, The New York Times Building, 26th Floor, 620 Eighth Avenue, New York, New York 10018.

What items will be voted on at the Annual Meeting?

There are seven matters scheduled for a vote:

●	To elect six members to our Board of Directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, subject to their earlier resignation or removal (“Proposal No. 1”);

●	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 95,000,000 shares to 170,000,000 shares (“Proposal No. 2”);

●	To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by the Board of Directors within a specified range, without reducing the authorized number of shares of our common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders (“Proposal No. 3”);

●	To approve an advisory (non-binding) resolution regarding the compensation of our names executive officers (“Proposal No. 4”);
●	To consider and act upon an advisory (non-binding) vote on the frequency at which we should include an advisory vote regarding the compensation of our named executive officers in future Proxy Statements for stockholder consideration (“Proposal No. 5”);

●	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2019, which we refer to as fiscal 2019 (“Proposal No. 6”); and
●	Vote on one (1) stockholder proposal contained in the Proxy Statement accompanying this notice, if properly presented by the stockholder proponents at the meeting (“Proposal No. 7”).

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

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What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

●	“FOR” the election of each of the six nominees named herein to serve on the Board;

●	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock by 75,000,000 shares of common stock;

●	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation and grant discretionary authority to the Board of Directors to effect a reverse stock split;

●	“FOR” the advisory vote on the compensation of the named Executive Officers as described in this proxy statement;

●	“FOR” a three-year frequency for inclusion of an advisory vote regarding the compensation of named executive officers in future proxy statements for stock holder consideration;

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2019; and

●	The Board, after careful consideration, is not making a recommendation either in favor of or opposed to the stockholder proposal regarding the institution of a director election majority vote standard.

INFORMATION ABOUT THE VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on December 26,2018, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had _________________ shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

●	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

What constitutes a quorum at the Annual Meeting?

In accordance with Delaware law (the law under which we are incorporated) and our Amended and Restated Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of at least one-third of the shares of our common stock outstanding on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority in voting interest of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

What is a proxy?

A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Kenneth Berlin or Molly Henderson, as your proxies. Mr. Berlin or Ms. Henderson may act on your behalf and have the authority to appoint a substitute to act as your proxy.

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How do I vote?

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

●	By Internet — If you have Internet access, you may authorize your proxy from any location in the world as directed in our “Important Notice Regarding the Availability of Proxy Materials.”

●	By Telephone — If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy bearing a later date;

●	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Molly Henderson, Chief Financial Officer and Corporate Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

●	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

●	“FOR” the election of each of the six nominees named herein to serve on the Board of Directors;

●	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock by 75,000,000 shares of common stock;

●	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation and grant discretionary authority to the Board of Directors to effect a reverse stock split;

●	“FOR” an advisory vote on the compensation of the named Executive Officers as described in this Proxy Statement;

●	“FOR” a three-year frequency for inclusion of an advisory vote regarding the compensation of named executive officers in future proxy statements for stock holder consideration;

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2019; and

●	“ABSTAIN” on the stockholder proposal regarding the institution of a director election majority vote standard, if properly presented at the Annual Meeting.

4

How are votes counted?

Before the Annual Meeting, our Board will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the Nasdaq Stock Exchange which govern voting matters at the Annual Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

Under Nasdaq rules the following matters are considered to be “routine” matters: (i) the approval of the amendment to the Advaxis, Inc. Amended and Restated Certificate of Incorporation for the purpose of increasing the authorized number of shares; (ii) the approval of the amendment to the Advaxis, Inc. Amended and Restated Certificate of Incorporation for the purpose of granting the Board of Directors authority to effect a reverse stock split and (iii) the ratification of Marcum LLP as our independent registered public accounting firm for the year ending October 31, 2018. Brokers that hold your shares therefore have discretionary authority to vote your shares without receiving instructions from you on such matters.

How many votes are needed to approve each proposal?

●	For the election of directors (Proposal No. 1), the six nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

●	For the approval of the amendment to the Advaxis, Inc. Amended and Restated Certificate of Incorporation for the purpose of increasing the authorized number of shares (Proposal No. 2), the approval of the amendment to the Advaxis, Inc. Amended and Restated Certificate of Incorporation for the purpose of granting the Board of Directors authority to effect a reverse stock split (Proposal No. 3), the proposal must receive a majority of the total number of shares of our common stock outstanding on the record date. Abstentions and broker non-votes with respect to these proposals will be counted for purposes of establishing a quorum and. If a quorum is present, broker non-votes shall be counted as votes for these proposals, while abstentions will have the same practical effect as a vote against these proposals.

●	To be approved, Proposal No. 4 (the “say-on-pay” advisory proposal), Proposal No. 5 (frequency of the “say-on-pay” proposal), Proposal No. 6 (the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2019) and Proposal 7 (the proposed stockholder proposal on majority voting) must receive “FOR” votes from the holders of a majority of the shares present, in person or by proxy, and entitled to vote. Abstentions and broker non-votes with respect to these proposals will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not affect the outcome of the votes on Proposals 4, 5 and 7 and will be counted as votes for Proposal No. 6. Abstentions shall have the same practical effect as a vote against these proposals.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Molly Henderson, our Chief Financial Officer and Corporate Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by telephone: (609) 250-7510 or by fax: (609) 452-9818.

5

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be no less than one and no more than nine and shall be fixed by action of the directors. Currently, our Board of Directors consists of six members. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” elsewhere in this Proxy Statement.

Unless otherwise instructed, the persons named in the proxy will vote to elect the six nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than six directors.

Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of is set forth below:

Name	Age	Position
Dr. David Sidransky	58	Chairman of our Board of Directors
Dr. James P. Patton	61	Vice Chairman of our Board of Directors
Roni A. Appel	52	Director
Kenneth A. Berlin	54	President and Chief Executive Officer, Director
Richard J. Berman	76	Director
Dr. Samir N. Khleif	55	Director

Biographical information for all nominated directors and current directors is provided in the Corporate Governance Matters section elsewhere in this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 RELATING TO ELECTING EACH OF THE FIVE NOMINEES LISTED ABOVE.

6

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 95,000,000 TO 170,000,000

Overview

Our Amended and Restated Certificate of Incorporation (the “Certificate”) currently authorize us to issue an aggregate of 95,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share.

Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Certificate (the “Amendment”) to increase the number of shares of common stock authorized for issuance by 75,000,000 shares, bringing the total number of authorized shares of common stock to 170,000,000 shares. The text of the proposed Amendment is attached hereto as Exhibit A .

No changes to the Certificate are being proposed with respect to the number of authorized shares of preferred stock. Other than the proposed increase in the number of authorized shares of common stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the Amendment would have rights identical to the currently outstanding common stock of the Company. Our stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

The Board of Directors has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment.

Reasons for Increase

The Board of Directors believes that it is prudent to increase the authorized number of shares of common stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as a strategic acquisition opportunity or equity offerings, promptly as they arise. The Board of Directors believes that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as strategic acquisitions or future equity offerings.

All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with issuances to raise capital, effect acquisitions or stock-based employee benefit plans), without further vote of the stockholders, except as required under applicable law or the Nasdaq Marketplace Rules. There are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized common stock except for issuances in the ordinary course of business. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the Nasdaq Marketplace Rules.

If the Proposed Amendment is approved by the stockholders, it will become effective upon filing and recording of a Certificate of Amendment as required by the Delaware General Corporation Law.

Vote Required

To approve Proposal No. 2, stockholders holding a majority of the outstanding shares of Advaxis common stock must vote FOR Proposal No. 2. “Broker non-votes” shall be counted as votes FOR Proposal No. 2, while abstentions will count as a vote AGAINST Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 2 RELATING TO THE AMENDMENT OF OUR AMENDED

AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR

AUTHORIZED SHARES OF COMMON STOCK BY 75,000,000 SHARES

FROM 95,000,000 TO 170,000,000.

7

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO DETERMINED BY THE BOARD OF DIRECTORS WITHIN A SPECIFIED RANGE, WITHOUT REDUCING THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK, TO BE EFFECTED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS AT ANY TIME WITHIN ONE YEAR OF THE DATE OF THE ANNUAL MEETING WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS

Overview

The Board has adopted a resolution approving and recommending to the Company’s stockholders for their approval a proposal to amend our certificate of incorporation to effect a reverse split of our outstanding shares of common stock within a range of one share of common stock for every ten shares (1-for-10) of common stock to one share of common stock for every twenty-five shares (1-for-25) of common stock, with the exact reverse split ratio to be decided and publicly announced by the Board prior to the effective time of the amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split (the “Reverse Stock Split Amendment”). If the stockholders approve this Proposal No. 3, the Board will have the authority to decide, at any time prior to the date of our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), whether to implement the reverse stock split and the precise ratio of the reverse stock split within a range of one-for-ten shares of our common stock to one-for-twenty-five shares of our common stock. If the Board decides to implement the reverse stock split, the reverse stock split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

The Board reserves the right, even after stockholder approval, to abandon or postpone the filing of the Reverse Stock Split Amendment if the Board determines that it is not in the best interests of the Company and the stockholders. If the Reverse Stock Split Amendment is not implemented by the Board prior to the date of the 2020 Annual Meeting, the proposal will be deemed abandoned, without any further effect. In that case, the Board may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

The form of the Reverse Stock Split Amendment is attached to this Proxy Statement as Appendix A. The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is incorporated herein by reference.

Reasons for the Reverse Stock Split

The primary reason for the reverse stock split is to allow us to attempt to increase the bid price of our common stock by reducing the number of outstanding shares of our common stock. To continue listing on The Nasdaq Global Market, we must comply with the applicable listing requirements under NasdaqNasdaq Marketplace Rules, which requirements include, among others, a minimum bid price of at least $1.00 per share. On December 10, 2018, the closing bid price of our common stock on the NasdaqNasdaq Global Market was $0.37. The Board believes that the reverse stock split will enhance the Company’s ability to maintain compliance with the applicable listing requirements under NasdaqNasdaq Marketplace Rules.

If we were unable to maintain compliance with the $1.00 minimum bid price requirement and our common stock were delisted from Nasdaq, trading of our common stock would most likely take place on an over-the-counter market established for unlisted securities, such as the Pink Sheets or the OTC Bulletin Board. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market, and many investors would likely not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our common stock would be subject to SEC rules regarding “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our common stock. For these reasons and others, delisting would adversely affect the liquidity, trading volume and price of our common stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.

In addition, among the factors considered by the Board in reaching its decision to recommend the reverse stock split, the Board considered the potential effects of having stock that trades at a low price. Since the brokerage commissions on stock with a low trading price generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in stocks with a low trading price pay transaction costs (commissions, markups, or markdowns) at a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

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There will be no change in our authorized shares as a result of the Reverse Stock Split Amendment and therefore, upon effectiveness of the reverse stock split, the number of shares of our common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. Except as discussed below under the heading “Principal Effects of the Reverse Stock Split,” we currently have no plans, proposals, arrangements or understandings to issue any of our authorized but unissued shares of our common stock. However, it is possible that some of these additional authorized shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our certificate of incorporation, applicable law or the rules of any stock exchange or other system on which our securities may then be listed.

Certain Risks Associated with the Reverse Stock Split

Certain risks associated with the implementation of the reverse stock split include, without limitation, the following:

●	While the Board believes that a higher share price may help generate investor interest, there can be no assurance that a reverse stock split will result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of such investors.

●	Some investors may view the reverse stock split negatively, and there can be no assurance that the reverse stock split will favorably impact the share price of our common stock or that the reverse stock split will not adversely impact the share price of our common stock.

●	There can be no assurance that the reverse stock split will increase the share price for our common stock. The reverse stock split also may not result in a permanent increase in the share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding.

●	There can be no assurance that we can maintain compliance with the minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2) for our common stock, and there can be no assurance that we will continue to meet the other listing requirements of The Nasdaq Capital Market.

●	Although the reverse stock split will not, by itself, impact our assets or prospects, if the fair market value per share of the common stock does not increase proportionately to the decrease in the number of shares of common stock outstanding, the Company’s aggregate market value will decrease.

●	We will have fewer shares that are publicly traded. As a result, the trading liquidity of our Common Stock may decline.

●	If the maximum 1-for-25 reverse split is authorized and declared, the reverse split would result in holders of fewer than 2,500 shares holding an “odd lot” or less than 100 shares. A securities transaction of 100 or more shares is a “round lot” transaction of shares for securities trading purposes and a transaction of less than 100 shares is an “odd lot” transaction. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

●	Because the number of authorized shares of the Company’s common stock will not be reduced proportionately, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. The Company could also use authorized but unissued and unreserved shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management. We do not currently have any plans, proposals, or arrangements at this time to issue any of the additional authorized shares of common stock realized as a result of a reverse stock split for any future acquisitions or financings or any other purpose.

Principal Effects of a Reverse Stock Split

After the effective date of the reverse stock split, each stockholder would own a reduced number of shares of common stock. However, the reverse stock split would affect all stockholders uniformly and would not affect any stockholder’s percentage ownership interest in Advaxis (except to the extent that the reverse stock split would result in some of our stockholders owning a fractional share as described below). Proportionate voting rights and other rights and preferences of the holders of common stock would not be affected by the reverse stock split (except to the extent that the reverse stock split would result in some of our stockholders owning a fractional share as described below). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold approximately 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of stockholders of record also would not be affected by the reverse stock split (except to the extent that the reverse stock split would result in some of our stockholders owning only a fractional share as described below).

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The following table contains approximate information relating to our common stock if (i) the reverse stock split is implemented at a ratio of one-for-ten and (ii) the reverse stock split is implemented at a ratio of one-for-fifteen based on share information as of close of business on December 26, 2018:

As of December 26, 2018	Shares Issued and Outstanding	Shares Authorized and Reserved for Issuance(1)	Shares Authorized and Unreserved	Total Authorized
Pre-split	69,619,886	20,258,103	5,122,011	95,000,000
If 1-for-10 reverse stock split enacted	6,961,989	2,025,810	86,012,201	95,000,000
If 1-for-15 reverse stock split enacted	4,641,326	1,350,540	89,008,134	95,000,000
If 1-for-25 reverse stock split enacted	2,784,795	810,324	91,404,881	95,000,000

(1) Shares that are authorized and reserved for issuance upon the exercise of outstanding options, warrants, and unvested restricted stock units.

Procedures for Effecting the Reverse Stock Split and Filing the Reverse Stock Split Amendment

If the stockholders approve the Reverse Stock Split Amendment and the Board subsequently determines that it is in the Company’s and the stockholders’ best interests to effect a reverse stock split, our Board will then determine the ratio of the reverse stock split to be implemented. Any such split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The actual timing of any such filing will be made by the Board at such time as the Board believes to be most advantageous to the Company and its stockholders.

Fractional Shares

Stockholders will not receive fractional shares in connection with the reverse stock split. Instead, the Company’s transfer agent will aggregate all fractional shares collectively held by the Company’s stockholders into whole shares and arrange for them to be sold on the open market. Stockholders otherwise entitled to fractional shares will receive a cash payment in lieu thereof in an amount equal to the stockholder’s pro rata share of the total net proceeds of these sales. Stockholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date the stockholder receives his or her cash payment. The proceeds will be subject to certain taxes as discussed below.

Stockholders holding fewer than one (1) post-reverse split share of the Company’s common stock will receive only cash in lieu of fractional shares and will no longer hold any shares of common stock as of the effective time of the Reverse Stock Split Amendment.

Effective Time and Implementation of the Reverse Stock Split

The effective time (the “Effective Time”) for the reverse stock split will be the date on which the Company files the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Reverse Stock Split Amendment as filed, provided that the Effective Time must be prior to the 2020 Annual Meeting.

Effect of Reverse Stock Split on Options

The number of shares subject to outstanding options to purchase shares of our common stock also would automatically be reduced in the same ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged. For example, assuming that an optionee holds options to purchase 100 shares at an exercise price of $1.25 per share, on the effectiveness of a 1-for-10 reverse stock split, the number of shares subject to that option would be reduced to 10 shares and the exercise price would be proportionately increased to $12.50 per share.

Effect of Reverse Stock Split on Warrants

The agreements governing the outstanding warrants to purchase shares of our common stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split. For example, assuming that a warrant holder holds a warrant to purchase 1,000 shares of our common stock at an exercise price of $0.75 per share, on the effectiveness of a 1-for-10 reverse stock split, the number of shares subject to that warrant would be reduced to 100 shares and the exercise price would be proportionately increased to $7.50 per share.

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Effect of Reverse Stock Split on Convertible Promissory Notes

The agreements governing any outstanding convertible promissory notes generally include provisions requiring adjustments to the number of shares issuable upon conversion, and the conversion price for such shares, in the event of a reverse stock split. For example, assuming that a note holder holds a promissory note convertible into 1,000 shares of our common stock at a conversion price of $0.75 per share, on the effectiveness of a 1-for-10 reverse stock split, the number of shares subject to that convertible promissory note would generally be reduced to 100 shares and the conversion price would be proportionately increased to $7.50 per share. However, convertible promissory notes that we may issue may be subject to specifically negotiated agreements and accordingly, the terms of the applicable specific agreement would govern any adjustments due to a reverse stock split.

Beneficial Holders of Common Stock

Upon the implementation of the reverse stock split, the Company intends to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. Stockholders who hold shares of common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-reverse stock split common stock or payment in lieu of any fractional share interest, if applicable.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of common stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled to as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “—Fractional Shares.”

Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

If we implement a reverse stock split, we expect that our transfer agent will act as our exchange agent to act for holders of common stock in implementing the exchange of their pre-reverse stock split shares for post-reverse stock split shares.

Registered Book Entry Stockholder. Holders of common stock holding all of their shares electronically in book-entry form with the Company’s transfer agent do not need to take any action (the exchange will be automatic) to receive post-reverse stock split shares.

Registered Certificated Stockholder. Some of our stockholders hold their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your pre-reverse stock split certificate(s), you will be issued the appropriate number of shares electronically in book-entry form under the Direct Registration System (“DRS”). No new shares in book-entry form will be reflected until you surrender your outstanding pre-reverse stock split certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. At any time after receipt of your DRS statement, you may request a stock certificate representing your ownership interest.

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Accounting Matters

The reverse stock split will not affect the par value of a share of the Company’s common stock. The Company’s capital account would remain unchanged. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Potential Anti-Takeover Effect; Possible Dilution

The increase in the number of unissued authorized shares available to be issued could, under certain circumstances, have an anti-takeover effect. For example, shares could be issued that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders.

The holders of our common stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any additional shares from time to time issued by the Company. Accordingly, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and equity ownership of current stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to appraisal rights with respect to the reverse stock split.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important U.S. federal income tax considerations of the reverse stock split. Such summary addresses only individual U.S. stockholders who hold our common stock as capital assets. Moreover, such summary does not purport to be complete and does not address stockholders subject to special rules, such as dealer in securities or currencies; financial institutions; regulated investment companies; real estate investment trusts; insurance companies; tax-exempt organizations; persons holding our common stock as part of a straddle, hedge or conversion transaction; traders in securities that have elected the mark-to-market method of accounting with respect to our common stock; partnerships or other pass-through entities for U.S. federal income tax purposes; persons whose “functional currency” is not the U.S. dollar; foreign stockholders; U.S. expatriates; or stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options or otherwise as compensation. Further, it does not address any state, local, estate or foreign income or other tax consequences. This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the U.S. federal income tax consequences to stockholders as a result of the reverse stock split. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed reverse stock split on them under applicable U.S. federal, state, estate, local and foreign tax laws.

We believe that the material U.S. federal income tax consequences of the proposed reverse stock split would be as follows:

The proposed reverse stock split is intended to be treated as a “reorganization” within the meaning of Section 368 of the Code. Assuming that such reverse stock split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post-reverse stock split common stock received will be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse stock split common stock received will include the holding period of the pre-reverse stock split common stock exchanged. No gain or loss will be recognized by us as a result of the reverse stock split.

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Stockholders who receive cash for all of their holdings (as a result of owning fewer than one (1) share of our common stock, post split) and who are not related to any person or entity that holds common stock immediately after the reverse stock split, generally should recognize a gain or loss for U.S. federal income tax purposes equal to the difference between the cash received and their basis in the pre-reverse split common stock. Such gain or loss generally would be a capital gain or loss and generally would be a long-term gain or loss to the extent that the stockholder’s holding period exceeds 12 months. Stockholders who receive cash for fractional shares generally should be treated for U.S. federal income tax purposes as having sold their fractional shares and generally should recognize gain or loss in an amount equal to the difference between the cash received and the portion of their basis for the pre-reverse stock split common stock allocated to the fractional shares. Similarly, such gain or loss generally should be capital gain or loss and generally would be a long-term gain or loss to the extent that the stockholder’s holding period exceeds 12 months.

Board Discretion to Implement the Reverse Stock Split

If the proposed reverse stock split is approved at the Annual Meeting, our Board of Directors may, in its sole discretion, at any time prior to the 2020 Annual Meeting, determine the ratio for the split based on the parameters in this Proposal No. 3, and authorize the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. Notwithstanding the approval of the form of the Reverse Stock Split Amendment at the Annual Meeting, our Board of Directors may, in its sole discretion, determine not to implement the reverse stock split.

Vote Required

To approve Proposal No. 3, stockholders holding a majority of the outstanding shares of Advaxis common stock must vote FOR Proposal No. 3. “Broker non-votes” shall be counted as votes FOR Proposal No. 3, while abstentions will count as a vote AGAINST Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3 RELATING TO THE AMENDMENT OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

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PROPOSAL NO. 4

ADVISORY (NON-BINDING) RESOLUTION REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission’s rules.

Our executive compensation programs are designed to retain and incentivize the high quality executives whose efforts are key to our long-term success. Under these programs, our Named Executive Officers are rewarded on the basis of individual and corporate performance measured against established corporate and strategic goals. Please read the section of this Proxy Statement under the heading “Compensation of Officers and Directors “ for additional details about our executive compensation programs, including information about the fiscal year 2018 compensation of our Named Executive Officers.

The Compensation Committee of our Board of Directors continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Advaxis, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Advaxis, Inc.’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on Advaxis, the Compensation Committee or our Board of Directors. Nevertheless, our Board of Directors and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements.

Vote Required

Stockholder approval of this Proposal No. 4 will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions will have the same effect as votes “AGAINST” Proposal No. 4. Broker non-votes will not affect the outcome of the vote on Proposal No. 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL

NO. 4 RELATING TO THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

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PROPOSAL NO. 5

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY AT WHICH WE SHOULD INCLUDE
AN ADVISORY VOTE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

As described in Proposal No. 4 above, stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program, commonly referred to as a “say-on-pay vote.” The Dodd-Frank Act also enables our stockholders to indicate their preference regarding how frequently we should solicit a non-binding advisory “say-on-pay” vote on the compensation of our named executive officers as disclosed in our Proxy Statements. This Proposal No. 5 is commonly known as a “say-on-frequency” proposal. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every one year, every two years or every three years. Alternatively, stockholders may abstain from casting a vote.

For the reasons described below, our Board recommends that our stockholders select a frequency of three years, or a triennial vote. Our Board has determined that an advisory vote on executive compensation every three years is the best approach for us based on a number of considerations, including the following:

●	Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;

●	A three-year vote cycle gives our Board and the Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with stockholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures; and

●	A three-year period between votes will give stockholders sufficient time to evaluate the effectiveness of our short-term and long-term compensation strategies and the related business outcomes of the company, and whether the components of the compensation paid to our named executive officers have achieved positive results for the company.

Our stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in the years when say-on-pay votes do not occur. For example, the rules of the Nasdaq Stock Market require that we seek stockholder approval for new employee equity compensation plans and material revisions thereto. Further, as discussed above under “Communications by Stockholders with Directors,” we provide stockholders with an opportunity to communicate directly with our Board, including on issues of executive compensation.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the stockholders of Advaxis, Inc. (the “Company”) hereby approve, on an advisory basis, that the frequency with which they prefer to have a Say-on-Pay vote is:

●	Every three years;

●	Every two years;

●	Every year; or

●	Abstain from voting.

You are not voting to approve or disapprove our Board’s recommendation. While this advisory say-on-frequency vote is non-binding, and we may hold say-on-pay votes more or less frequently than the preference receiving the highest number of votes of our stockholders, our Board and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future say-on-pay votes.

Vote Required

Generally, approval of any matter presented to stockholders is determined by a majority of the votes cast affirmatively or negatively on the matter, assuming a quorum is present. However, given that Proposal No. 5 is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. In such instance, while none of the three alternatives will have been approved, stockholders will still have the ability to communicate their preference with respect to this vote.

This vote is advisory and therefore not binding on the Company or the Board. The Board and the Compensation Committee, however, will review the voting results and take them into account in making decisions regarding the frequency of stockholder votes on the compensation of executive officers.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT AN ADVISORY

VOTE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE

OFFICERS BE INCLUDED IN THE COMPANY’S PROXY STATEMENT

FOR STOCKHOLDER CONSIDERATION EVERY THREE CALENDAR YEARS.

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PROPOSAL NO. 6

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors (the “Audit Committee”) annually considers and selects our independent registered public accountants. The Audit Committee has selected Marcum LLP to act as our independent registered public accountants for fiscal 2019.

Stockholder ratification of Marcum LLP as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Marcum LLP as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Marcum LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

Vote Required

Stockholder approval of this Proposal No. 6 will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. “Broker non-votes” shall be counted as votes FOR Proposal No. 6, while abstentions will count as a vote AGAINST Proposal No 6.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 6 RELATING TO THE RATIFICATION
OF THE SELECTION OF MARCUM, LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2019.

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AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Marcum, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2018, as filed with the SEC.

This report is submitted by the Audit Committee.

Richard J. Berman, Chairman
Roni A. Appel
Dr. James P. Patton

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Disclosure of Principal Accountant Fees and Services

December 2012, we engaged Marcum, LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements. Beginning with the year ended October 31, 2012, Marcum has audited our financial statements. The following table presents fees for professional services rendered by Marcum for the fiscal years ended October 31, 2018 and 2017.

	Fiscal 2018	Fiscal 2017
Audit Fees (1)	$217,845	$274,511
Tax Fees (2)	-	21,365
All Other Fees (3)	99,395	92,025
Total	$317,240	$387,901

(1)	Audit Fees consisted primarily of annual audit fees, including the assessment of internal control over financial reporting and reviews of the Company’s quarterly reports on Form 10-Q.

(2)	Tax Fees consisted primarily of services related to tax compliance, including the preparation, review and filing of tax returns.

(3)	All Other Fees consisted primarily of services related to the review of securities registration documents and other non-audit reviews.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

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PROPOSAL NO. 7

STOCKHOLDER PROPOSAL: ELECTION OF THE BOARD OF DIRECTORS BY A MAJORITY VOTE STANDARD

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our Board accept no responsibility. The stockholder proposal is required to be voted upon only if properly presented at that Annual Meeting. As explained below, our Board makes no recommendation with regards to the stockholder proposal set forth below.

The Company has been notified that the California Public Employees’ Retirement System, P.O. Box 942707, Sacramento, California 94229-2707, the beneficial owner of at least $2,000 in market value of the Company’s common stock on the date the proposal was submitted and for at least the preceding eighteen months, intends to present the following proposal at the Annual Meeting:

RESOLVED, that the shareowners of Advaxis, Inc. (Company) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that directors shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareowners in uncontested elections. A plurality vote standard, however, will apply to contested director elections; that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement from Stockholder:

Is accountability by the Board of Directors important to you? As a long- term stockowner of the Company, CalPERS thinks accountability is of paramount importance. This is why we are sponsoring this proposal. This proposal would remove a plurality vote standard for uncontested elections that effectively disenfranchises shareowners and eliminates a meaningful shareowner role in uncontested director elections.

Under the Company’s current voting system, a director may be elected with as little as one affirmative vote because “withheld” votes have no legal effect. This scheme deprives shareowners of a powerful tool to hold directors accountable because it makes it impossible to defeat directors who run unopposed. Conversely, a majority voting standard allows shareowners to actually vote “against” candidates and to defeat reelection of a management nominee who is unsatisfactory to the majority of shareowners who cast votes.

A substantial number of companies have already adopted this form of majority voting. More than 90% of the companies in the S&P 500 have adopted a form of majority voting for uncontested director elections. We believe Advaxis should join the growing number of companies that have adopted a majority voting standard requiring incumbent directors who do not receive a favorable majority vote to submit a letter of resignation, and not continue to serve, unless the Board declines the resignation and publicly discloses its reasons for doing so.

Majority voting in director elections empowers shareowners to clearly say “no” to unopposed directors who are viewed as unsatisfactory by a majority of shareowners casting a vote. Incumbent board members serving in a majority vote system are aware that shareowners have the ability to determine whether the director remains in office. The power of majority voting, therefore, is not just the power to effectively remove poor directors, but also the power to heighten director accountability through the threat of a loss of majority support. That is what accountability is all about.

CalPERS believes that corporate governance procedures and practices, and the level of accountability they impose; are closely related to financial performance. It is intuitive that, when directors are accountable for their actions, they perform better. We therefore ask you to join us in requesting that the Board of Directors promptly adopt the majority voting standard for uncontested director elections. We believe the Company’s shareowners will substantially benefit from the increased accountability of incumbent directors and the power to reject director shareowners believe are not acting in their best interests. Please vote FOR this proposal.

Company Response

Our stockholders currently elect directors using a plurality vote standard. Under a plurality vote standard, director nominees receiving the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election. Under the majority voting standard proposed by CalPERS, nominees would be elected in uncontested elections by a majority of votes cast, while contested elections would continue to utilize a plurality vote standard. An uncontested election is one where the number of director nominees equals the number of directors to be elected, whereas in a contested election the number of director nominees exceeds the number of available board seats.

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Our Board of Directors has considered the proposal set forth above relating to majority voting for uncontested director elections, and has determined to make no voting recommendation to stockholders. The proposal, which is advisory in nature, would constitute a recommendation to the Board if approved by stockholders. The Board recognizes that there are valid arguments in favor of, and in opposition to, majority voting. The Board wants to use this proposal as an opportunity for stockholders to express their views on this subject.

Supporters of plurality voting contend, among other things, that: (1) plurality voting is the default standard for director elections under Delaware law; (2) adopting a majority voting standard would unnecessarily complicate uncontested director elections; (3) adoption of majority voting could lead to unintended consequences such as no directors being elected, the Company not being in compliance with applicable Nasdaq or SEC rules regarding independent directors or the potential loss of a person whose service the Board believes would make a valuable contribution to the Board’s oversight of Advaxis’ business and affairs; and (4) directors have the same fiduciary duties to stockholders whether they were elected by a plurality or majority vote. Supporters of a majority voting standard often make arguments such as those set forth above in the proponent’s supporting statement.

Stockholders should note that approval of this proposal would not, by itself, implement majority voting. In order to implement majority voting, the Company would need to amend its articles of organization and bylaws.

If stockholders return a validly executed proxy, the shares represented by the proxy will be voted on this proposal in the manner specified by the stockholder. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be counted as abstentions.

Vote Required

Stockholder approval of this Proposal No. 7, if properly presented at the Annual Meeting, will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions will have the same effect as votes “AGAINST” Proposal No. 7. Broker non-votes will not affect the outcome of the vote on Proposal No. 7.

The Board, after careful consideration, is NOT MAKING A RECOMMENDATION either in favor of or opposed to tHIS PROPOSAL CONCERNING MAJORITY VOTING. The Board looks forward to receiving input from our stockholders on this important issue.

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CORPORATE GOVERNANCE MATTERS

Board of Directors

As of December 31, 2018, our Board includes six directors. Effective upon the election of directors at the Annual Meeting, our Board will include the following members:

Name	Age	Position
Dr. David Sidransky	58	Chairman of our Board of Directors
Dr. James P. Patton	61	Vice Chairman of our Board of Directors
Roni A. Appel	52	Director
Kenneth Berlin	54	Director
Richard J. Berman	76	Director
Dr. Samir Khleif	55	Director

Current Directors

Dr. David Sidransky. Dr. Sidransky currently serves as the Chairman of our Board of Directors and has served as a member of our Board of Directors since July 2013. He is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division and Professor of Oncology, Otolaryngology, Genetics, and Pathology at Johns Hopkins University School of Medicine. He has served as Chairman of the Board of Directors of Champions Oncology since October 2007 and was, until the merger with Eli Lilly, a director and Vice-Chairman of ImClone Systems, Inc. He is the Chairman of Tamir Biotechnology and Ayala and serves on the Board of Directors of Galmed and Orgenesis. He has served on scientific advisory boards of MedImmune, Roche, Amgen, and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. Dr. Sidransky served as Director (2005-2008) of the American Association for Cancer Research (AACR). Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, qualify him to service as our director and non-executive chairman.

Dr. James P. Patton. Dr. Patton currently serves as the Vice Chairman of our Board of Directors, has served as the Chairman of our Board and has been a member of our Board of Directors since February 2002. Furthermore, Dr. Patton was the Chairman of our Board of Directors from November 2004 until December 2005, as well as a period from July 2013 until March 2016, and was our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which is a consulting company in the field of oncology services delivery. Dr. Patton was a trustee of Dundee Wealth US, a mutual fund family, from October 2006 through September 2014. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC since 1999, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director and non-executive vice chairman.

Roni A. Appel. Mr. Appel has served as a member of our Board of Directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant. Previously, he served as Chief Executive Officer of Anima Cell Metrology Ltd., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1998, he was an attorney and completed his M.B.A at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

Kenneth Berlin. Mr. Berlin has served as our President and Chief Executive Officer and a member of our Board of Directors since April 2018. Prior to joining Advaxis, Mr. Berlin served as President and Chief Executive Officer of Rosetta Genomics since November 2009.. Prior to Rosetta Genomics, Mr. Berlin was Worldwide General Manager at cellular and molecular cancer diagnostics developer Veridex, LLC, a Johnson & Johnson company. At Veridex he grew the organization to over 100 employees, launched three cancer diagnostic products, led the acquisition of its cellular diagnostics partner, and delivered significant growth in sales as Veridex transitioned from an R&D entity to a commercial provider of oncology diagnostic products and services. Mr. Berlin joined Johnson & Johnson in 1994 and served as corporate counsel for six years. From 2001 until 2004 he served as Vice President, Licensing and New Business Development in the pharmaceuticals group, and from 2004 until 2007 served as Worldwide Vice President, Franchise Development, Ortho-Clinical Diagnostics. Mr. Berlin holds an A.B. degree from Princeton University and a J.D. from the University of California Los Angeles School of Law. Mr. Berlin’s experience in life science companies, as well as his business experience in general qualify him to service as our director.

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Richard J. Berman. Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger and acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. In 2016 he was elected Chairman of Cevolva Biotech Inc. From 2014-2016, he was Chairman of MetaStat, Inc. From 2006-2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. Mr. Berman also serves as a director for the public healthcare companies Catasys, Inc. and Cryoport Inc. From 2002 to 2010, he was a director at Nexmed Inc. (now Apricus Biosciences, Inc.) where he also served as Chairman/CEO in 2008 and 2009. From 1998-2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO and served as director from 1998-2012. Previously, Mr. Berman worked at Goldman Sachs, was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments, created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE), helped to create what is now Soho (NYC) by developing five buildings, and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

Dr. Samir Khleif . Dr. Khleif has served as a member of our Board of Directors since October 2014. He currently serves as the Director of the State of Georgia Cancer Center, Georgia Regents University Cancer Center and the Cancer Service Line. Dr. Khleif was formerly Chief of the Cancer Vaccine Section at the NCI, and also served as a Special Assistant to the Commissioner of the FDA leading the Critical Path Initiative for oncology. Dr. Khleif is a Georgia Research Alliance Distinguished Cancer Scientist and Clinician and holds a professorship in Medicine, Biochemistry and Molecular Biology, and Graduate Studies at Georgia Regents University. Dr. Khleif’s research program at Georgia Regents University Cancer Center focuses on understanding the mechanisms of cancer-induced immune suppression, and utilizing this knowledge for the development of novel immune therapeutics and vaccines against cancer. His research group designed and performed some of the first cancer vaccine clinical trials targeting specific genetic changes in cancer cells. He led many national efforts and committees on the development of biomarkers and integration of biomarkers in clinical trials, including the AACR-NCI-FDA Cancer Biomarker Collaborative and the ASCO Alternative Clinical Trial Design. Dr. Khleif is the author of many book chapters and scientific articles on tumor immunology and biomarkers process development, and he is the editor for two textbooks on cancer therapeutics, tumor immunology, and cancer vaccines. Dr. Khleif was inducted into the American Society for Clinical Investigation, received the National Cancer Institute’s Director Golden Star Award, the National Institutes of Health Award for Merit, the Commendation Medal of the US Public Health Service, and he was recently appointed to the Institute of Medicine National Cancer Policy Forum. Dr. Khleif’s distinguished career as well as his extensive expertise in vaccines and immunotherapies qualify him to serve as our director.

The Board held 8 board meetings in fiscal year 2018. Each director attended at least seventy five percent (75%) of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he was a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.There were 5 members of the Board of Directors in attendance at the annual meeting of stockholders in 2018.

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The table below describes the Board’s committees in fiscal 2018:

Director Independence

In accordance with the disclosure requirements of the SEC, we have adopted the Nasdaq listing standards for independence effective April 2010. Each of our incumbent directors is independent in accordance with the definition set forth in the Nasdaq rules. Each nominated member of each of our Board committees is an independent director under the Nasdaq standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of our Board of Directors is currently composed of three directors, all of whom satisfy the independence and other standards for Audit Committee members under the Nasdaq rules and the Exchange Act, as amended. The Audit Committee is responsible for recommending the engagement of auditors to the full Board, reviewing the results of the audit engagement with the independent registered public accounting firm, identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action, reviewing the adequacy, scope, and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm, and reviewing the auditors’ fees. For fiscal year 2018, the Audit Committee was composed of Messrs. Berman and Appel and Dr. Patton, with Mr. Berman serving as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act. The Audit Committee held 4 meetings during the most recent fiscal year.

The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/corporate-governance/governance-docs.

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Compensation Committee

The Compensation Committee of our Board of Directors currently consists of Mr. Berman, and Drs. Khleif and Sidransky. The Compensation Committee determines the salaries, bonuses, and incentive and equity compensation of our officers subject to applicable employment agreements, provides recommendations for the salaries and incentive compensation of our other employees and consultants, and reviews and oversees our compensation programs and policies generally. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. The Compensation Committee conducts at least five regularly scheduled meetings each year, which are regularly attended by the Chief Executive Officer. The Compensation Committee engaged Hewitt Associates LLC, operating as Aon Hewitt, a compensation consultant, in October 2018, to perform a compensation program review and market analysis, as well as provide recommendations regarding adjustments to executive officer base salaries, target bonus opportunities and long-term equity incentives. The Compensation Committee held 5 meetings during the 2018 fiscal year.

The Compensation Committee operates under a written Compensation Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/corporate-governance/governance-docs.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board of Directors currently consists of Mr. Berman, and Drs. Patton, Khleif and Sidransky. The functions of the Nominating and Corporate Governance Committee include identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board, advising the Board with respect to matters of board composition, procedures and committees, developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management, and overseeing the annual evaluation of the Board and our management. The Nominating and Governance Committees held 1 meetings during the 2018 fiscal year.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/corporate-governance/governance-docs.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance Committee, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey, 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors, and should include the following information for each person being recommended or nominated for election as a director:

●	The name, age, business address and residence address of the person;

●	The principal occupation or employment of the person;

●	The number of shares of our Common Stock that the person owns beneficially or of record; and

●

Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, the stockholder’s notice must include the following information about such stockholder:

●	The stockholder’s name and record address;

●	The number of shares of our Common Stock that the stockholder owns beneficially or of record;

●	A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

●	A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons named in such stockholder’s notice; and

●	Any other information about the stockholder that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

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The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Research and Development Committee

The Research and Development Committee was established in August 2013 with the purpose of providing advice and guidance to the Board on scientific and medical matters and development. The Research and Development Committee currently consists of Drs. Sidransky, Khleif and Patton. The functions of the Research and Development Committee include providing advice and guidance to the Board on scientific matters and providing advice and guidance to the Board on medical matters.The Research and Development Committee did not meet during the 2018 fiscal year.

Board Leadership Structure

On May 27, 2015, David Sidransky was appointed Chairman and continues to serve as Chairman. Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, his history with our Company and his own history of innovation and strategic thinking, qualify him to serve as our Chairman. Additionally, on April 23, 2018, Kenneth Berlin was appointed President and Chief Executive Officer and named a member of the Board of Directors. Mr. Berlin’s knowledge of industry standards and his experience in industry operations, and his leadership experience complements Dr. Sidransky’s scientific knowledge.

While we do not have a formal policy regarding the separation of our principal executive officer and Chairman of our Board, we believe the current structure is in the best interest of the Company at this time. Further, this structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with multiple skills and sets the tone for managing our operations. This leadership structure promotes strategic development and execution, timely decision-making and effective management of our resources. We believe that we are well-served by this structure.

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Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Board believes that its work and the work of the Chairman and the principal executive officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended October 31, 2018 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a Reporting Person complied with all Section 16(a) filing requirements during such fiscal year.

Compensation Committee Interlocks and Insider Participation

Currently, the Compensation Committee consists of Drs. Patton, Khleif and Sidransky. No member of the Compensation Committee was an officer or employee of the Company during the last fiscal year, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company served as a member of the board of directors or compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all transactions that we enter will meet this policy standard at the time they occur. Presently, we have no such related party transactions.

Security Ownership of Certain Beneficial Owners and Management

Except as noted below, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of December 15, 2018:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers and current executive officers; and

●	all of our current directors and executive officers as a group.

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As used in the table below, the term beneficial ownership with respect to our Common Stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our Common Stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our Common Stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following December 15, 2018.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on ___________ shares of Common Stock outstanding as of December 26, 2018, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Name of Beneficial Owner	Total # of Shares Beneficially Owned	Percentage of Ownership
Kenneth Berlin (1)	265,000	*	%
David Sidransky (2)	230,360	*	%
Roni Appel (3)	302,345	*	%
Richard Berman (4)	176,536	*	%
Samir Khleif (5)	221,253	*	%
James Patton (6)	410,612	*	%
Andres Gutierrez (7)	-	-%
Molly Henderson (8)	5,000	*	%
Robert Petit (9)	519,698	*	%
Anthony Lombardo (10)	171,622	*	%
Sara Bonstein (11)	580,773	*	%
Thomas McKearn (12)	196,204	*	%
Thomas Ridge (13)	164,305	*	%
All Current Directors and Officers as a Group (9 People)	2,130,804	3.01%

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*Less than 1%

(1) Represents 15,000 issued shares of our Common Stock and options to purchase 250,000 shares of our Common Stock exercisable within 60 days.

(2) Represents 110,360 issued shares of our Common Stock and options to purchase 120,000 shares of our Common Stock exercisable within 60 days.

(3) Represents 157,145 issued shares of our Common Stock and options to purchase 116,867 shares of our Common Stock exercisable within 60 days and warrants to purchase 28,333 shares of our Common Stock exercisable within 60 days.

(4) Represents 55,669 issued shares of our Common Stock and options to purchase 120,867 shares of our Common Stock exercisable within 60 days.

(5) Represents 69,586 issued shares of our Common Stock and options to purchase 151,667 shares of our Common Stock exercisable within 60 days.

(6) Represents 286,745 issued shares of our Common Stock and options to purchase 123,867 shares of our Common Stock exercisable within 60 days.

(7) To date, the named executive officer has not had a vesting of restricted stock units or stock options occur.

(8) Represents 5,000 issued shares of our Common Stock.

(9) Represents 192,843 issued shares of our Common Stock and options to purchase 326,855 shares of our Common Stock exercisable within 60 days.

(10) Represents 71,622 issued shares of our Common Stock and options to purchase 100,000 shares of our Common Stock exercisable within 60 days as reported on Form 4.

(11) Represents 200,008 issued shares of our Common Stock and options to purchase 380,765 shares of our Common Stock exercisable within 60 days as reported on Form 4.

(12) Represents 69,804 issued shares of our Common Stock and options to purchase 126,400 shares of our Common Stock exercisable within 60 days as reported on Form 4.

(13) Represents 24,305 issued shares of our Common Stock and options to purchase 140,000 shares of our Common Stock exercisable within 60 days as reported on Form 4.

(14) Represents 892,348 issued shares of our Common Stock and options to purchase 1,210,123 shares of our Common Stock exercisable within 60 days and warrants to purchase 28,333 shares of our Common Stock exercisable within 60 days.

Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Kenneth Berlin	54	President and Chief Executive Officer
Molly Henderson	47	Chief Financial Officer, Executive Vice President and Corporate Secretary
Robert G. Petit	59	Chief Scientific Officer and Executive Vice President
Andres Gutierrez	58	Chief Medical Officer and Executive Vice President

Kenneth Berlin. Mr. Berlin’s biography appears on page 21.

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Molly Henderson. Ms. Henderson was appointed as our Chief Financial Officer, Executive Vice President and Corporate Secretary in June 2018. Prior to assuming her position at Advaxis, Ms. Henderson was a freelance consultant, as well as the Chairman and partial owner of WUJU, LLC, a consumer products company, from August 2016 to June 2018. Prior to that, Ms. Henderson was Chief Financial Officer at Iovance Biotherapeutics, Inc. (formerly Lion Biotechnologies, Inc.) from June 2015 through August 2016. Ms. Henderson also served as the Chief Business and Financial Officer, Senior Vice President of VirtualScopics, Inc., a public company provider of imaging solutions to the pharmaceutical, biotechnology, and medical device industries, from May 2008 to August 2013, and as that company’s Chief Financial Officer from May 2003 to May 2008. From 2013 to 2015, Ms. Henderson relocated her family to Europe, during which time Ms. Henderson advised start-up companies in Switzerland. Earlier in her career, Ms. Henderson served as the Corporate Controller of Ultralife, Inc., a publicly-held provider of high performance lithium battery solutions. Prior to Ultralife, Ms. Henderson was a Manager in the audit division of PricewaterhouseCoopers LLP. Ms. Henderson received her M.B.A. and B.S. degrees from the State University of New York at Buffalo.

Robert G. Petit, Ph.D . Dr. Petit joined Advaxis in October 2010 and currently serves as Executive Vice President and Chief Scientific Officer, a position he has held since May 2013. Prior to serving as our Chief Scientific Officer, Dr. Petit served as our Vice President of Clinical Operations and Medical Affairs since October 2010. Dr. Petit has over 20 years of experience in all medical and scientific aspects of pharmaceutical development. He has led programs in discovery, translational development and intellectual property development and has designed and conducted U.S. and international clinical evaluation programs from phase I to IV. Dr. Petit joined Advaxis from Bristol Myers Squibb where he was the U.S. Medical Strategy Lead for the Ipilimumab program, Director of Medical Strategy for New Oncology Products, and Director of Global Clinical Research. Prior to joining Bristol Myers-Squibb, Robert served as Vice President of Clinical Development at MGI Pharma and also at Aesgen Inc. His scientific focus has been to develop immunologic based therapies with a particular emphasis on immunologic oncology treatment. Robert has had significant FDA experience and has contributed to five NDA/BLA filings. Dr. Petit has a Doctorate from the Ohio State University College of Medicine and a B.S. from Indiana State University.

Andres Gutierrez, M.D., Ph.D. Dr. Gutierrez has served as our Executive Vice Preisdent and Chief Medical Officer since April 2018. Prior to joining Advaxis, Dr. Gutierrez served as Chief Medical Officer for Oncolytics Biotech, Inc. from November 2016 to April 2018. Prior to Oncolytics, Dr. Gutierrez was Chief Medical Officer at SELLAS Life Sciences Group from November 2015 to September 2016 and was Medical Director, Early Development Immuno-Oncology at Bristol-Myers Squibb from October 2012 to November 2015, where he oversaw the development of translational and clinical development of immuno-oncology programs in solid tumors and hematological malignancies. Earlier, Dr. Gutierrez was Medical Director for several biotechnology companies including Sunesis Pharmaceuticals, BioMarin Pharmaceutical, Proteolix and Oculus Innovative Sciences, leading key programs with talazoparib and carfilzomib, among others. Prior to Oculus, he served as Director of the Gene & Cell Therapy Unit at the National Institutes of Health in Mexico City and as a consultant physician at the Hospital Angeles del Pedregal.

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COMPENSATION OF OFFICERS AND DIRECTORS

The following table summarizes all compensation for each of the last two fiscal years (ending October 31, 2018) awarded to, earned by or paid to our named executive officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Stock Award(s)(2)	Option Award(s) (3)	All Other Compensation (4)	Total

Kenneth Berlin	2018	250,000	177,353	405,000	945,000	20,103	1,797,456
President, Chief Executive Officer	2017	-	-	-	-	-	-

Molly Henderson	2018	119,712	62,205	-	335,000	4,954	524,871
Executive VP, Chief Financial Officer	2017	-	-	-	-	-	-

Robert G. Petit	2018	397,385	40,000	-	250,000	43,305	730,690
Executive VP, Chief Scientific Officer	2017	376,718	96,000	980,665	438,242	52,349	1,943,974

Anthony Lombardo (5)	2018	223,923	125,000	-	250,000	368,875	967,405
Former Interim Chief Executive Officer	2017	177,500	184,000	840,410	-	146	1,202,056

Sara M. Bonstein (6)	2018	213,346	100,000	210,146	250,000	221,916	995,408
Former Executive VP, Chief Financial Officer	2017	377,569	96,000	1,338,665	438,242	47,402	2,297,878

(1) Represents annual incentive bonuses for services performed during the fiscal year. In Fiscal Year 2018, the NEOs elected to forgo their target bonuses in the amount of 10% of their base salary, pro rated based on the individual’s start date with the Company. Mr. Berlin and Ms. Henderson’s bonus represents the annual incentive bonus as well as a one-time bonus for a successful completion of a capital raise.

(2) Reflects the aggregate grant date fair value of restricted stock units determined in accordance with FASB ASC Topic 718. Grant date fair value for RSUs with time-based vesting is based on the closing price of our common stock on the date of grant. Grant date fair value for the performance-based RSUs is based on the closing price of our common stock on the date of grant and the probable outcome of performance-based conditions at the time of grant, excluding the effect of estimated forfeitures. Due to an acceleration of vesting on Ms. Bonsteins resignation date, there was an expense modification to Ms. Bonstein’s stock awards. The ASC 718 impact of the modification is reflected in Ms. Bonstein’s stock award.

(3) Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the stock options are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended October 31, 2018 filed with the SEC.

(5) All Other Compensation is more fully described in the table under “All Other Compensation – Supplemental” below.

(6) Mr. Lombardo resigned from the Company effective as of April 23, 2018.

(7) Ms. Bonstein resigned from the Company effective as of May 1, 2018.

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All Other Compensation – Supplemental

	Health Insurance Premiums	Reimbursement of Taxes	Matching Contributions to 401(k) Plan	Severence	Other	Total
Name	$	$	$	$	$	$
Kenneth Berlin	10,367	-	9,240	-	496	20,103
Molly Henderson	-	-	4,629	-	325	4,954
Robert Petit	14,899	14,981	10,767	-	3,259	43,905
Sara Bonstein	23,694	33,859	5,180	150,000	977	213,710
Tony Lombardo	-	24,395	-	355,000	3,034	382,429

Employment Agreements with Named Executive Officers

The Company appointed Mr. Berlin as President and Chief Executive Officer, effective April 23, 2018. The Company and Mr. Berlin entered into an employment agreement, effective April 23, 2018, which provides for an initial three-year term, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. The employment agreement provides that Mr. Berlin will receive a base salary of $520,000 per year, and he is eligible for an annual bonus targeted at 55% of his base salary based on achievement of performance goals in the discretion of the Compensation Committee. Mr. Berlin also received a one-time lump-sum bonus equal to $150,000 that was paid within fifteen (15) following the effective date of the agreement. Mr. Berlin also received 750,000 stock options and 250,000 restricted stock units which vest in equal installments over the first three years of his employment.

The Company appointed Ms. Henderson as Executive Vice President and Chief Financial Officer, effective June 6, 2018. The Company and Ms. Henderson entered into an employment agreement, effective June 6, 2018, which provides for an initial three-year term, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. The employment agreement provides that Ms. Henderson will receive a base salary of $375,000 per year, and eligible for an annual bonus based on achievement of performance goals at the discretion of the Compensation Committee. Ms. Henderson also received 250,000 stock options which vest annually on the first three anniversaries of her employment.

The Company appointed Mr. Gutierrez as Executive Vice President and Chief Medical Officer , effective April 23, 2018. The Company and Mr. Gutierrez enetered into an employment agreement, effective April 23, 2018, which provides for an initial three-year term, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. The employement agreement provides that Mr. Gutierrez will receive a base salary of $400,000 per year, and eligible for an annual bonus based on achievement of performance goals at the discretion of the Compensation Committee. Mr. Gutierrez also received a one-time lump-sum bonus equal to $40,000 that was paid within the first ninety (90) days following the effective date of the agreement. Mr. Gutierrez also received 250,000 stock options which vest annually on the first three anniversaries of his employment as an equity incentive award.

The Company previously entered into employment agreement with Mr. Petit, which provide for an initial one-year term, after which they will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. Effective January 1, 2018, the employment agreements provide that the named executive officers are entitled to a 2018 base salary of $400,000 for Mr. Petit (in each case, subject to annual cost-of-living adjustments), which will be reviewed on an annual basis.

Mr. Petit is eligible to receive an annual incentive bonus, with a target bonus opportunity equal to 40% of base salary. The actual amount of bonus earned, if any, will be determined by the Compensation Committee based on achievement of pre-established performance goals. In addition, each of the named executive officers is eligible to participate in the Company’s benefit plans, and is entitled to vacation, sick leave and reimbursement of reasonable business expenses.

In the event the named executive officer’s employment is terminated without Just Cause, or if the executive voluntarily resigns with Good Reason, or if the named executive officer’s employment is terminated due to disability (all as defined in the employment agreement), and so long as the named executive officer executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, the named executive officer is entitled to the following severance benefits: (i) twelve months of base salary payable in in equal monthly installments (in the case of Mr. Berlin, Ms. Henderson, Mr. Gutierrez and Mr. Petit), (ii) a bonus payment for the year in which the employment is terminated equal to the target bonus percentage, multiplied by the base salary in effect at the time of termination (in the case for Mr. Berlin, Ms. Henderson, and Mr. Gutierrez), the target bonus will be pro rated for Mr. Petit, (iii) continued health and welfare benefits for 12 months, and (iv) full vesting of all stock options and stock awards (with extension of the exercise period for stock options by two years).

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The named executive officer employment agreements contain customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table summarizes all outstanding equity awards held by our named executive officers at fiscal year-end. The market or payout value of unearned shares, units or rights that have not vested equals $0.56, which was the closing price of Advaxis’ common shares on Nasdaq on October 31, 2018 and for performance based restricted stock units presumes that the target performance goals are met.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Value of Shares or Units of Stock That Have Not Vested ($)
Kenneth Berlin	-	750,000	(1)	1.62	04/23/2028	250,000	(6)	140,000

Molly Henderson	-	250,000	(2)	1.71	06/06/2028	-		-

Robert Petit	8,000	-		13.75	10/11/2020	57,654	(7)	32,286
	14,400	-		18.50	11/08/2021	19,066	(8)	10,677
	18,000	-		9.38	03/13/2023	-		-
	15,546	-		13.44	03/30/2025	-		-
	46,639	-		13.44	03/30/2025	-		-
	96,667	48,333	(3)	12.81	11/05/2025	-		-
	22,969	45,937	(4)	7.71	11/03/2026	-		-
	-	100,000	(5)	3.19	11/02/2027	-		-

Anthony Lombardo	100,000	-		3.19	05/31/2020	-		-

Sara Bonstein	22,969	-		7.71	05/01/2018	-		-
	106,666	-		12.81	05/01/2018	-		-
	62,782	-		13.44	05/01/2018	-		-
	188,348	-		13.44	05/01/2018	-		-

(1)	Of these options, one-third will vest on December 31, 2018, one-third will vest on April 23, 2020, and the award will be fully vested on April 23, 2021.

(2)	Of these options, one-third will vest on June 6, 2019, one-third will vest on June 6, 2020, and the award will be fully vested on June 6, 2021.

(3)	Of these options, one-third vested on November 5, 2016, one-third vested on November 5, 2017, and the award will be fully vested on November 5, 2018.

(4)	Of these options, one-third vested on November 3, 2017, one-third will vest on November 3, 2018, and the award will be fully vested on November 2, 2019.

(5)	Of these options, one-third will vest on November 2, 2018, one-third will vest on November 2, 2019, and the award will be fully vested on November 2, 2020.

(6)	Represents restricted stock units granted to Mr. berlin as an inducement award on April 23, 2018. The award vests over three years with one-third vesting on December 31, 2018, one-third vesting on April 23, 2020, and the award will be fully vested on April 23, 2021.

(7)	Represents unvested restricted stock units granted as a performance-based and time-vesting awards on May 1, 2017. The award vests in three equal annual installments beginning on November 1, 2017 and will be fully vested on November 1, 2019.

(8)	Represents unvested restricted stock units granted as a performance-based award on November 3, 2016. The award vests in threer equal annual installments beginning on November 3, 2017 and will be fully vested on November 3, 2019.

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Retirement Benefits

The Company provides retirement income to its employees, including Executives, through a 401(k) plan, where participants may elect to contribute a portion of their salary to the plan, and the Company provides matching contributions on employees’ contribution up to 4 percent of base salary.

Potential Payments Upon Termination or Change-in-Control

Termination of Employment

As described above under “Employment Agreements with Named Executive Officers,” the Company has entered into employment agreements with each of the named executive officers that provide for certain severance payments and benefits in the event the named executive officer’s employment with the Company is terminated under certain circumstances. In addition, the Company has adopted the Advaxis, Inc. Change in Control Plan, which provides for certain enhanced severance payments and benefits in the event a participating executive officer’s employment with the Company is terminated under certain circumstances, as described below.

Under the Change in Control Plan, if an executive officer’s employment is terminated by the Company without Cause or by the executive officer for Good Reason (as such terms are defined in the plan) during the period beginning three months prior to or 18 months following a Change in Control of the Company (as defined in the plan), then the executive officer will be entitled to a cash severance payment in an amount equal to the sum of (a) a pro rata target annual bonus, plus (b) the product of 1.5, in the case of the Company’s Chief Executive Officer, or 1.0, in the case of the Company’s other executive officers, multiplied by the sum of the executive’s base salary and his or her target annual bonus. In addition, the executive officer will be entitled to continued coverage at no cost to the executive under the Company’s group health and welfare plans for period of 18 months, in the case of the Chief Executive Officer, or 12 months, in the case of the other executive officers.

In addition, upon a Change in Control of the Company, unvested equity awards held by an executive officer will be accelerated as follows: (i) outstanding stock options and other awards in the nature of rights that may be exercised shall become fully vested and exercisable, (ii) time-based restrictions on restricted stock, restricted stock units and other equity awards shall lapse and the awards shall become fully vested, and (iii) performance-based equity awards, if any, shall become vested and shall be deemed earned based on an assumed achievement of all relevant performance goals at “target” levels, and shall payout pro rata to reflect the portion of the performance period that had elapsed prior to the Change in Control.

To receive any severance benefits under the Plan, a participant must execute a general release of claims against the Company. In addition, participants in the Plan are subject to restrictive covenants, including non-competition, non-solicitation and confidentiality provisions, during their employment and for a period of 12 months following their termination of employment.

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The table below shows the estimated value of benefits to each of the named executive officers if their employment had been terminated under various circumstances as of October 31, 2018. The amounts shown in the table exclude accrued but unpaid base salary, unreimbursed employment-related expenses, accrued but unpaid vacation pay, and the value of equity awards that were vested by their terms as of October 31, 2018.

	Involuntary Termination without a Change in Control ($)		Involuntary Termination in connection with a Change in Control ($)		Death ($)		Disability ($)		Term for Cause; Voluntary Resignation ($)

Kenneth Berlin
Cash severance	520,000	(1)	1,410,500	(5)	-		520,000	(1)	-
Pro rata bonus	286,000	(2)	286,000	(2)	286,000	(2)	286,000	(2)	-
Health benefits	24,970	(3)	44,424	(6)	-		24,970	(3)	-
Value of equity Acceleration	140,000	(4)	140,000	(4)	140,000	(4)	140,000	(4)	-
Total	970,970		1,880,335		426,000		970,970		-

Molly Henderson
Cash severance	375,000	(1)	375,000	(5)	-		375,000	(1)	-
Pro rata bonus	150,000	(2)	150,000	(2)	150,000	(2)	150,000	(2)	-
Health benefits	336	(3)	336	(6)	-		336	(3)	-
Value of equity Acceleration	-	(4)	-		-		-	(4)	-
Total	525,336		525,336		150,000		525,336		-

Robert Petit
Cash severance	400,000	(1)	400,000	(5)	-		400,000	(1)	-
Pro rata bonus	160,000	(2)	160,000	(2)	-		160,000	(2)	-
Health benefits	22,502	(3)	22,502	(6)	-		22,796	(3)	-
Value of equity Acceleration	42,963	(4)	42,963	(4)	42,963	(4)	42,963	(4)	-
Total	625,465		625,465		42,963		625,760		-

Andres Gutierrez
Cash severance	400,000	(1)	400,000	(5)	-		400,000	(1)	-
Pro rata bonus	160,000	(2)	160,000	(2)	160,000	(2)	160,000	(2)	-
Health benefits	22,382	(3)	22,382	(6)	-		22,382	(3)	-
Value of equity Acceleration	-	(4)	-		-		-	(4)	-
Total	582,382		582,382		160,000		582,382		-

(1)	Reflects severance payment equal to one times base salary payable in equal monthly installments for 12 months.

(2)	Reflects pro rata bonus determined by multiplying the target bonus amount for the year in which the termination occurs by a fraction, the numerator of which is the number of calendar days the executive is employed during such year and the denominator of which is 365.

(3)	Reflects the Company’s cost of continued health coverage at active employee rates for 12 months.

(4)	Reflects the value of unvested in-the-money stock options and RSUs that vest upon the designated event.

(5)	For Mr. Berlin, reflects 1.75 times the sum of his base salary, payable in equal monthly installments for 21 months. For the other named executive officers, equals one times base salary, payable in equal monthly installments for 12 months.

(6)	Reflects the full cost of continued health coverage for 21 months for Mr. Berlin and 12 months for the other named executive officers.

Director Compensation

For fiscal year 2018, non-employee directors received an annual cash retainer of $50,000 for Board services, and the Chairman of the Board and the Vice Chairman of the Board received larger annual cash retainers of $80,000 and $65,000, respectively. Non-employee directors received additional annual retainers for serving on Board committees, as follows: $15,000 for Audit Committee Chair; $15,000 for Compensation Committee Chair; $7,500 for Audit Committee member; $7,500 for Compensation Committee member; $10,000 for Nominating and Corporate Governance Chair; $10,000 for Research and Development Chair; $5,000 for Nominating and Corporate Governance member; $5,000 for Research and Development member; $10,000 for Executive Committee Chair; $5,000 for Executive Committee Vice-Chair; $2,000 for Executive Committee Member. In addition, on November 2, 2017, each non-employee director was granted 25,000 stock options (the Chairman of the Board received 30,000 stock options), which became fully vested on the first anniversary of the grant date. The Compensation Committee annually reviews and makes recommendations to the Board regarding compensation and benefits for non-employee directors. As part of its annual review, the Compensation Committee regularly engages an independent compensation consultant to provide competitive market data and advice regarding non-employee director compensation.

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The table below summarizes the compensation that was earned by our non-employee directors for fiscal year 2018.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	Total
Dr. David Sidransky	105,000	23,550	75,000	203,550
Dr. James Patton	87,500	39,250	62,500	189,250
Roni A. Appel	60,000	-	62,500	123,068
Richard J. Berman	71,250	7,850	62,500	141,884
Dr. Samir N. Khleif	67,500	-	62,500	130,000
Dr. Thomas J. McKearn	24,148	9,850	100,084	134,082
Thomas Ridge	23,182	-	101,700	124,882

(1)	Represents the annual retainers paid in cash for director services in Fiscal Year 2018.

(2)	Restricted stock units were granted to the Executive Committee of the Board of Directors on June 26, 2018 for the successful search in naming a new Chief Executive Officer of the Company. In connection with the acceleration of unvested restricted stock units, Dr. McKearn had an additional expense due to the modification which is is reflected above.

(3)	Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the stock options are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended October 31, 2018 filed with the SEC.

Equity Compensation Plan Information

The following table includes information related to shares available and outstanding awards under our equity incentive plans as of October 31, 2018.

Plan Category	Number of Securities to be issued upon Exercise of outstanding Options, Warrants and Rights (#)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity Compensation Plans approved by security holders	4,951,049	8.19	1,525,692
Equity Compensation Plans not approved by security holders	-	-	-
TOTAL:	4,951,049	8.19	1,525,692

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DEADLINE FOR RECEIPT OF 2020 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2020 Annual Meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than October 15, 2019; provided, however, that in the event that we hold the 2020 Annual Meeting more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.
Attn: Corporate Secretary
305 College Road East
Princeton, New Jersey 08540

Stockholder proposals to be presented at the 202 Annual Meeting other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2020 Annual Meeting, must be received in writing at our corporate offices no later than 45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Molly Henderson, Chief Financial Officer and Corporate Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 250-7510. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

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OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

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EXHIBIT A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ADVAXIS, INC.

Advaxis, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), does hereby certify:

1.	The amended and restated certificate of incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

“Fourth : The total number of shares which the Corporation shall have the authority to issue is One Hundred and Seventy Five Million (175,000,000) shares of which One Hundred and Seventy Million (170,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.”

2.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this __ th day of __________, 2019.

ADVAXIS, INC.

By:
Molly Henderson
Chief Financial Officer,
Executive Vice President and Corporate Secretary

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